1Q 2013 Earnings Conference Call

May 2, 2013



Transforming for the Future

CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of First Quarter 2013 Results

- Sales increased 18%, driven by double-digit gains in all three segments
  - Benefiting from acquisitions and growth in commercial markets
  - Timing on large programs and various contract completions led to softness in defense
- Operating income increased 7%
  - Organic operating income increased 7% on flat organic sales
  - Operating margin up 40 bps, excluding recent acquisitions
  - Benefit of prior restructuring and cost reduction initiatives
- Diluted EPS of $0.44, exceeding expectations
  - Increased 19% to $0.50, excluding recent acquisitions

1Q 2013 End Markets Summary

Defense



Aero Defense 10%
Ground Defense 4%
Naval Defense 14%
Other Defense & Gov't. 1%
Gen Industry 18%
Comm Aero 16%
Power Gen 20%
Oil & Gas 17%

Note: Percentages in chart relate to First Quarter 2013 sales.

Key Positives

- Increased revenues from ramp up on CVN-79 aircraft carrier
- Awarded new contract for shipboard helicopter handling systems
- Slight uptick in ground defense

Key Challenges

- Lower year-over-year sales on key aerospace defense platforms, including Global Hawk UAV and military helicopters
- Lower overall naval defense sales:
  - Timing of long-term contracts on Virginia class submarine
  - Completion of production on AAG program

1Q 2013 End Markets Summary

Commercial



Aero Defense 10%
Ground Defense 4%
Naval Defense 14%
Other Defense & Gov't. 1%
Gen Industry 18%
Comm Aero 16%
Power Gen 20%
Oil & Gas 17%

Note: Percentages in chart relate to First Quarter 2013 sales.

Key Positives

- Solid organic growth led by ongoing ramp up in commercial aircraft production rates and Emergent Operations facility
- Solid demand on domestic nuclear operating reactors and increased domestic AP1000 revenues
- Oil & gas up solidly, led by acquisitions and strong MRO demand
- General industrial market higher, primarily due to acquisitions

Key Challenges

- Continued slow orders from large, international capital projects in oil & gas market
- Reduced sales to commercial HVAC industry

2013E Financial Outlook (as of May 1, 2013)

Management Guidance	FY2012A	FY2013E
Total Sales	$2,098M	$2,480 - 2,520M
Flow Control	$1,095M	$1,300 - 1,320M
Controls	$727M	$865 - 875M
Surface Technologies	$276M	$315 - 325M
Total Operating Income CW Margin	$161M 7.7%	$229 - 237M 9.2% - 9.4%
Flow Control Margin	$79M 7.2%	$116 - 119M 8.9% - 9.0%
Controls Margin	$87M 11.9%	$102 - 105M 11.8% - 12.0%
Surface Technologies Margin	$27M 10.0%	$52 - 54M 16.5% - 16.6%
Corporate and Other	~$31M	~$41M

Full year amounts may not add due to rounding.

2013E Financial Outlook (as of May 1, 2013)

Management Guidance	FY2012A	FY2013E
Pension Expense	$27M	$33 - 34M
Interest Expense	$26M	$39 - 40M
Diluted EPS	$1.95	$2.70 - 2.80
Diluted Shares Outstanding	47.4M	47.6M
Effective Tax Rate	31.8%	32.0%
Free Cash Flow (1)	$70M	$90 - 100M
Depreciation & Amortization	$94M	$125 - 130M
Capital Expenditures	$83M	$90 - 95M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $35 million to the Curtiss-Wright Pension Plan and $40 million in interest payments in 2013.

Acquisition Integration Update

Williams Controls



Completed Tasks and Status

- Elimination of public company costs
- Consolidation of Suzhou, China manufacturing facilities
- Integration of industrial sales and marketing teams
- Integration Status: On Plan

Future Opportunities

- Exploit opportunities to build industrial “off highway” sales synergies
- Leverage industrial presence in India
- Complete product line integrations

PG Drives



Completed Tasks and Status

- Integration of industrial sales and marketing teams
- Consolidation of U.S. sales offices
- Integration Status: On Plan

Future Opportunities

- Exploit opportunities to build industrial “off highway” sales synergies
- Complete product line integration
- Leverage CW supply chain management

Acquisition Integration Update

Exlar



Completed Tasks and Status

- Integration of industrial sales and marketing teams
- Integration Status: On Plan

Future Opportunities

- Leverage market penetration within aerospace, defense and industrial markets
- Exploit opportunities to leverage Controls and Flow Control customer base
- Leverage CW supply chain management
- Leverage technology capabilities

Gartner



Completed Tasks and Status

- Completed planning stage for development of new Houston, TX coatings facility
- Implementation of various cost reduction initiatives
- Integration Status: On to slightly above Plan

Future Opportunities

- Integration of existing CW coating technologies into Gartner facility for aftermarket applications serving power generation customers
- Leverage significant cross synergies with our existing thermal spray businesses

Acquisition Integration Update

AP Services



Completed Tasks and Status

- Fully integrated into CW supply chain
- Training of AP Services sales team to represent existing Midwest CW facility
- Integration Status: On Plan

Future Opportunities

- Integration of product line management into CW's distribution network
- Implementation of various cost reduction initiatives

Phönix



Completed Tasks and Status

- In planning stage
- Integration Status: On Plan

Future Opportunities

- Development of cross-marketing plan to expand Flow Control's sales channels
- Exploit geographic sales synergies

Acquisition Integration Update

Cimarron



Completed Tasks and Status

- Implementation of various operational improvements
- Completion of HR and IT integration
- Integration Status: On Plan

Future Opportunities

- Production of Cimarron equipment in CW's existing vessel facility in Texas (Currently in process)
  - Expanding value of underutilized, downstream focused CW facility
- Achieve production and supply chain lean improvements

Evolving Market Exposure

(2013E Guidance as of May 1, 2013)

2013E with Acquisitions



30%
Defense
18%
Oil & Gas
$2,480 -
2,520 M
18%
Power Gen
Industrial
18%
16%
Comm Aero

PG DRIVES TECHNOLOGY

GARTNER

WILLIAMS CONTROLS

EXLAR

AP SERVICES
Innovative Equipment Reliability Solutions

PHÖNIX

CIMARRON

Geographic Diversification • Balanced Market Offering

Outlook for 2013 and Closing Comments

- Maintain outlook for strong, double-digit growth in sales, operating income and EPS
  - Solid performances anticipated in all commercial markets
  - Mixed performance in defense, with solid rebound in naval market despite continued uncertainty impacting industry
- Expect improved profitability from benefit of prior restructuring and cost reduction initiatives
- Remain focused on disciplined capital deployment strategy
- Curtiss-Wright positioned for solid future growth organically and through strategic acquisitions

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended March 31,

	Flow Control			Controls			Surface Technologies			Corporate & Other			Total Curtiss - Wright		
	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg
Sales															
Organic	$ 267.5	$ 266.8	0%	$ 165.3	$ 165.1	0%	$ 70.8	$ 69.8	1%	$ -	$ -		$ 503.7	$ 501.7	0%
Incremental [1]	43.5 [2]	-		39.4 [2]	-		6.8 [2]	-		-	-		89.7 [2]	-	
Foreign Currency Fav (Unfav) [3]	(0.5)	-		(0.1)	-		(0.1)	-		-	-		(0.7)	-	
Total	**$ 310.6**	**$ 266.8**	**16%**	**$ 204.6**	**$ 165.1**	**24%**	**$ 77.5**	**$ 69.8**	**11%**	**$ -**	**$ -**		**$ 592.7**	**$ 501.7**	**18%**
Operating Income															
Organic	$ 23.8	$ 18.5	29%	$ 13.1	$ 12.9	1%	$ 11.4	$ 9.9	16%	$ (10.4)	$ (5.8)	(82%)	$ 38.0	$ 35.6	7%
OI Margin %	*8.9%*	*6.9%*	200bps	*7.9%*	*7.8%*	10bps	*16.2%*	*14.1%*	210bps				*7.5%*	*7.1%*	40bps
Incremental [1]	0.7 [2]	-		(1.4) [2]	-		0.7 [2]	-		0.2	-		0.1 [2]	-	
Foreign Currency Fav (Unfav) [3]	(0.4)	-		0.4	-		(0.1)	-		(0.0)	-		(0.1)	-	
Total	**$ 24.1**	**$ 18.5**	**30%**	**$ 12.1**	**$ 12.9**	**(6%)**	**$ 12.1**	**$ 9.9**	**23%**	**$ (10.3)**	**$ (5.8)**	**(79%)**	**$ 38.0**	**$ 35.6**	**7%**
OI Margin %	***7.8%***	***6.9%***	**90bps**	***5.9%***	***7.8%***	**-190bps**	***15.6%***	***14.1%***	**150bps**				***6.4%***	***7.1%***	**-70bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our November 1, 2012 acquisition of PG Drives Technology, November 5, 2012 acquisition of AP Services, LLC, November 21, 2012 acquisition of Cimarron Energy, Inc., December 14, 2012 acquisition of Williams Controls, December 28, 2012 acquisition of Exlar Corp., December 31, 2012 acquisition of Gartner Thermal Spraying, Ltd., and February 28, 2013 acquisition of the Phönix Group.

(3) Organic results exclude the effects of current period foreign currency translation.

Note: Amounts may not add due to rounding

1Q 2013 Segment Review – Flow Control



Naval Defense 24%
Gen Industrial 8%
Comm Aero 2%
Power Gen 36%
Oil & Gas 30%

Segment Sales: $311 M

Note: Percentages in chart relate to First Quarter 2013 sales.

1Q 2013 Segment Review – Controls


Aero Defense
27%
Comm Aero
29%
Ground
Defense
12%
Naval
Defense
4%
Other
Defense &
Gov't.
2%
Gen Industrial
26%

Segment Sales: $205M

Note: Percentages in chart relate to First Quarter 2013 sales.

1Q 2013 Segment Review – Surface Technologies



Comm Aero
40%
Gen Industrial
34%
Power Gen
7%
Other
Defense &
Gov't.
1%
Aero Defense
10%
Oil & Gas
8%

Segment Sales: $78 M

Note: Percentages in chart relate to First Quarter 2013 sales.

2013E Market Outlook (as of May 1, 2013)

Management Guidance	FY2013E
Aero Defense	(9) - (13%)
Ground Defense	(15) - (19%)
Naval Defense	7 - 11%
Total Defense Including Other Defense	**Flat to Down 4%**
Commercial Aero	7 - 11%
Oil & Gas	70 - 74%
Power Generation	3 - 7%
General Industrial	66 - 70%
Total Commercial	**30 - 34%**
Total Curtiss-Wright	**18 - 20%**